Exhibit 10.13

Abstract for the loan agreement with Seong Hun Han

Parties of the an agreement	Seong Hun Han, Clavis Technologies
The date of an agreement	2010.04.16
The amount of loan	\ 100,000,000
The date of repayment	2010.11.30
The interest	\ 1,700,000/month
Contents of the contract
- Clavis can prepay the loan at any time.
- When Clavis prepays the loan, this agreement will expire.
- If the Clavis cannot pay lender back by November 2010, then Clavis needs to negotiate with Seong Hun Han for an extension.